Exhibit 99.1 THIRD QUARTER 2021 INVESTOR PRESENTATION November 4, 2021 T M E N V I S I O N T H E F U T U R E V E L O D Y N E L I D A R . C O M | 1

S A F E H A R B O R This presentation contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and market positioning, business strategy and plans, potential contract opportunities, planned products and services, growth opportunities, market demand and technological developments. These forward-looking statements are based on information available to us as of the date of this presentation and are based on our management’s current views and assumptions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including: the impact on our operations and financial condition from the effects of the current COVID-19 pandemic; the impact of the COVID-19 pandemic on our customers and suppliers; our ability to execute our business plan; the timing of revenue from existing customers, including uncertainties related to the ability of our customers to commercialize their products and the ultimate market acceptance of these products; uncertainties related to our estimates of the size of the markets for our products and future revenue opportunities; the rate and degree of market acceptance of our products; the success of other competing lidar and sensor-related products and services that exist or may become available; our ability to identify and integrate acquisitions; rising costs adversely affecting our profitability; uncertainties related to our current litigation and potential litigation involving us or our predecessors or the validity or enforceability of our intellectual property; our ability to partner with and rely on third party manufacturers; general economic and market conditions impacting demand for our products and services; and changes in applicable laws or regulations. We operate in a very competitive and rapidly changing environment and new risks may emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements. Additional information concerning risks, uncertainties and other factors that could cause results to differ materially from the expectations described in this presentation can be found in our filings with the U.S. Securities and Exchange Commission, including quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements included in this presentation relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation includes information concerning economic conditions, our industry, our markets and our competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as our own estimates and research. Our estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and our knowledge of our industry, which we believe to be reasonable. The independent industry publications used in this presentation were not prepared on our behalf. While we are not aware of any misstatements regarding any information in this presentation, forecasts, assumptions, expectations, beliefs, estimates and projections involve risk and uncertainties and are subject to change based on various factors. In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measures of non-GAAP gross profit (loss), non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP net loss, non-GAAP net loss per share, and Adjusted EBITDA are useful in evaluating our operating performance. Certain of these non-GAAP measures exclude stock-based compensation and related employer payroll taxes, litigation settlements, amortization of acquisition-related intangibles assets, restructuring, and discrete tax items. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and assists in comparisons with other companies, some of which use similar non-GAAP information to supplement their GAAP results. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly-titled non-GAAP measures used by other companies. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures are used in this press release. The impact of these items in future periods is uncertain and depends on various factors. Accordingly, a reconciliation for forward-looking non-GAAP operating income is not available without unreasonable effort. The financial results contained herein as of September 30, 2021 and for the three months ended September 30, 2021 and September 30, 2020 are unaudited. These numbers are derived from our unaudited interim consolidated financial statements. The unaudited interim consolidated financial statements have been prepared on the same basis as the audited consolidated financial statements and, in the opinion of management, reflect all adjustments, consisting only of normal recurring adjustments, that are necessary for the fair presentation of our unaudited interim consolidated financial statements. Our historical results are not necessarily indicative of the results that may be expected in the future, and our interim results are not necessarily indicative of the results that may be expected for the full fiscal year. V E L O D Y N E L I D A R . C O M | 2

INVESTMENT HIGHLIGHTS 1 • First mover with highest market share Market • 300+ customers across auto and non-auto markets 2 • ~62,000 units shipped to date Leader 3 • $715M+ cumulative revenue • Our auto and trucking customers are adopting lidar in commercial ADAS systems to improve safety • Rollout of contactless last-mile delivery solutions accelerating due to COVID-19 pandemic Trends • Multiple non-automotive industries starting to use lidar, driven by lower ASPs • Entrenched customer relationships with high switching costs • Multiple production agreements across many automotive, delivery and security customers Competitive • Extensive patent portfolio with demonstrated defensibility Moats • Broad product portfolio in rotational and solid state lidar, not relying on just one product or technology • Proven low-cost manufacturing at scale, including automotive grade Visible • Tracking 220 potential projects across 25+ industries, representing a 13% increase over 194 projects at the end of 2020 • Increased number of multi-year agreements to a total of 35 Profitable • 2020 revenue $95.4M Growth • Steepened customer demand across different applications across multiple industries Upside • Continuing to build the broadest product portfolio to meet the needs of a diverse range of industries Potential • Significantly expanding customer pipeline demonstrates inflection point in market 1 Based on management estimate 2 From Inception, as of Sep 30, 2021 3 From Inception, as of Sep 30, 2021 V E L O D Y N E L I D A R . C O M | 3 4 See appendix for reconciliation of GAAP to Non-GAAP measures.

BUSINESS UPDATES • Appointed Dr. Ted Tewksbury as CEO as of November 10, 2021 • Dr. Tewksbury’s five-point plan for the company is: • Achieve operational excellence, world-class quality and customer satisfaction • Prioritize engineering investments to balance near-term revenue (industrial and robotics) with longer-term growth opportunities (automotive / ADAS) • Develop a hardware roadmap that enables the industry’s highest performance lidar at the lowest cost • Define a software strategy to deliver easy-to-use, intelligent perception solutions • Ensure that we have the people, processes and culture in place to achieve the other four priorities. • Total sensors shipped in Q3 2021 exceeded 4,400, including 630 solid state sensors • 24% of sensors sold to customers with multi-year agreements • As of 11/1/21, the total number of multi-year agreements and projects in pipeline increased to 35 and 220, respectively • Announced customer agreements and deepened partnerships with the following: o Renu Robotics o AGM o TOPODRONE o UC Irvine • Appointed Virginia Boulet to Velodyne Lidar’s Board of Directors as of November 4, 2021 V E L O D Y N E L I D A R . C O M | 4

BROAD PORTFOLIO ADRESSES SAFETY NEEDS FOR DIVERSE APPLICATIONS DELIVERY | MOVING GOODS AUTOMOTIVE | MOVING PEOPLE SMART CITY & SECURITY Includes intelligent intersections, advanced Includes touchless delivery, Includes ADAS, levels 1-5 AV, people monitoring, parking & traffic B2B transport, railways, and and robotaxis management, and drones robotic delivery V E L O D Y N E L I D A R . C O M | 5

WE ARE THE TRUSTED FIRST MOVER WITH THE GREATEST MARKET SHARE 2005 2007 TODAY HIGHLIGHTS Invented Real- Began World’s Leading Lidar Time 3D Lidar First Commercial Technology • Market leader for 13+ years Production of • Broad product portfolio Real-Time 3D • Cumulative sales of over $715 Lidar 1 million • 300+ customers, including major OEMs and leading Tech companies • Global sales and mass scale manufacturing • 25+ market segments outside automotive 1 As of September 30, 2021 V E L O D Y N E L I D A R . C O M | 6

VELODYNE IS THE LEADING LIDAR PROVIDER 1 3 2 3 35 71 / 250 ~$95M 300+ 62,000+ Granted / Pending Signed / Awarded 2020 Customers Units Shipped Revenue Patents Multi-Year Agreements Intelligent Vella Strategic investment from Infrastructure Development Hyundai Mobis Solution Kit Strategic Manufacturing investment agreement from Nikon with Nikon Puck Family Velarray Alpha Prime HDL-64E Velarray H800 & Next-Gen Velabit Consumer 300m, high First real-time, Velarray M1600 Velabit Price-sensitive First 200m ADAS resolution 3D lidar ADAS and Small form factor, applications Less than 1kg robotics cost effective 2005 - 2018 2019 2020 2021 1 Contracts represent agreed upon terms and conditions but do not include firm commitment purchase orders. Actual sales may differ materially from projected volume. 2 Represents the number of unique customers including distributors that purchased smart vision solutions from us in 2018, 2019 and 2020. 3 V E L O D Y N E L I D A R . C O M | 7 As of Nov 4, 2021.

VELODYNE LIDAR PRODUCT ROADMAP Tireless Innovation to Bring New Technologies and Products TM Vella TM Broad Velarray H800 Product VDK Portfolio Next-Gen TM TM TM TM TM Velabit Puck HDL-32E Ultra Puck Alpha-64 Alpha Prime Intelligent Series Infrastructure TM Velarray M1600 Solution Architectures Surround View Hybrid Solid State Solid State Directional Software Solutions Embedded Signal Proprietary Key Micro-Lidar Array Processing Calibration and Custom ASICs IP Portfolio Technologies Technology Software Manufacturing FULL RANGE OF FORM FACTORS | SUPERIOR PERCEPTION | LOW POWER CONSUMPTION | DURABILITY Sensors Are Ruggedized and Leverage Tightly Integrated Hardware and Software Solutions V E L O D Y N E L I D A R . C O M | 8

PAST INVESTMENTS DRIVE GROSS MARGIN EXPANSION AT SCALE TECHNOLOGY MINIATURIZATION PROPRIETARY MANUFACTURING IP Micro-lidar arrays and custom ASICs enable mass Fully automated wafer-scale lidar production at lower unit cost manufacturing processes MANUFACTURING PARTNERSHIPS OVERSEAS PRODUCTION Partnerships add capacity and opportunity Established low cost production in Thailand for higher margins Puck Velarray (NYSE: FN) Completed Transitioning (TSE: 7731) Transition 2021 V E L O D Y N E L I D A R . C O M | 9

HIGHLY DIVERSIFIED PROJECTS ACROSS INDUSTRIES 220 Projects Could Potentially Yield a Total of ~7.5M Units Shipped by 2025 Smart City NUMBER OF PROJECTS Advanced Driver Assistance Systems (ADAS) 54 Robotics & Industrial Autonomous Vehicles (AV) 36 Mapping Delivery 21 Delivery Mapping 23 Robotics & Industrial 72 AV Smart City 14 TOTAL 220 Stages of projects shown in the above table vary from signed / awarded phase to pre-RFI phase ADAS 2020 2021 2022 2023 2024 2025 (Chart represents sensor units ) ____________________ Note: The chart above reflects a visual representation of how Velodyne believes the market is developing based on multi-year commercial demands that Velodyne currently sees from customers and is not indicative of projected revenue or unit shipment. Signed and awarded contracts represent agreed terms and conditions of supply, but do not reflect firm orders unless and until purchase orders are received. To date, shipments under and revenue from these signed contracts have not been material. Based on data as of Nov 1, 2021. V E L O D Y N E L I D A R . C O M | 1 0

DEMAND CURVE REFLECTS A GROWING MARKET OPPORTUNITY Velodyne is currently in the process of negotiating RFIs, RFQs, and long-term contracts with many customers. The below pipeline only reflects identified projects as of Nov 1, 2021. SIGNED & AWARDED PROGRESSION Chart represents sensor units JANUARY JANUARY October Signed / 2019 2020 2021 1 3 35 Awarded RFQ 220 PROJECTS IN FUNNEL $1B in signed and RFI NUMBER OF awarded and $4.5B in CURRENT CONTRACTS / PIPELINE additional pipeline Signed / Awarded 35 Additional Pipeline 185 TOTAL 220 Pre-RFI Note: The chart above reflects a visual representation of how we believe the market is developing based on multi-year commercial demands that we currently see from customers and is not indicative of projected revenue or unit shipment. Signed and awarded contracts represent agreed terms and conditions of supply, but do not reflect firm orders unless and until purchase orders are received. To date, shipments under and revenue from these signed contracts have not been material. Based on data as of Nov 1, 2021. Additional Pipeline includes RFQ, RFI, and Pre-RFI projects. Pre-RFI projects are defined as i) a particular sensor and/or sensor set for a project has been identified, ii) the goal for a particular project has been identified, iii) pricing and the future ASP have been discussed, iv) an approximate volume growth over the V E L O D Y N E L I D A R . C O M | 1 1 next 2-5 years has been discussed and identified and v) multiple meetings have taken place regarding the project with several technical discussion. There can be no assurance that any pre-RFI projects will result in significant future unit sales within any specific time frame, if at all.

VELODYNE’S COMPETITIVE MOATS 1 Entrenched Customer Relationships: High switching 1 cost as customers spend years and millions of dollars Entrenched developing and validating solutions around Velodyne’s Customer technology, including system design and software Relationships development Driving ASP Reductions: Automated manufacturing 5 2 2 techniques, deployed at high-quality manufacturing Driving ASP partners, drive down costs and expand our TAM at high Access to margins and scale Reductions Capital Defendable IP Portfolio: Technology, products and manufacturing methods protected by comprehensive 3 global patent portfolio Diverse Product Portfolio: One-stop source for all 4 machine vision needs across broad end-market applications 4 3 Access to Capital: Public currency and well- Diverse Defendable capitalized balance sheet enable us to drive selective 5 Product IP Portfolio industry consolidation and further differentiate us from Portfolio competitors V E L O D Y N E L I D A R . C O M | 1 2

HOW OUR AGREEMENTS TYPICALLY WORK P R E - R F I R F I R F Q C O N T R A C T Software Development and Validation System Discovery Initial Testing Production (Recurring) Specification Hardware System Validation 1-6 months 3-6 months Up to 12 months Up to 12 months Contract Purchase Order Year 1 Year 2 Year 3 Year 4 Year 5 for Year 1 Awarded / Signed • Customers typically buy products on a spot basis for several years during pre-contract process • Customers forecast purchase volume for each contract year, with contracted ASPs for indicated volume • Contracted ASPs drop as volumes increase • Binding purchase order for Year 1 confirmed upon signing contract • Non-recurring engineering (NRE) revenues may be generated in Year 1 of contracts • Purchase orders for subsequent years typically to be confirmed by September, providing solid visibility on production volume and revenues more than a year forward • Velodyne can typically renegotiate pricing upward, at its discretion, if projected volume for any year drops more than 20% below forecast V E L O D Y N E L I D A R . C O M | 1 3

BARRI E RS TO E NT RY: ROB UST DU RABI LI T Y O F IN STAL L ED CUS TOM ER BAS E Why We Have a Sticky Our Commitment in Platform Development Drives Customer Loyalty Customer Base A. Technology differentiation B. Lengthy and rigorous validation process C. Long-term contracted volume arrangements Production Contract D. High switching costs Request for Quotation (RFQ) Request for Information (RFI) V E L O D Y N E L I D A R . C O M | 1 4

SUMMARY OF MARKET POSITION Our Low-Cost Production Drives ASP Reduction and TAM Expansion Across Industries and Product Portfolio PIPELINE / SCALE COMMERCIALIZATION PORTFOLIO 3 1 2 MODEL BUILD 4 Scale Unmatched Breadth of • Bottom-up approach 35 ~62.0K Units Portfolio for All Applications Agreements • 220 active ShipS pea d m Sinp cel Ie nc eption opportunities across Text end markets ~$95M ~4.4K Units Shipped in Q3 2021 2020 Revenue PERFORMANCE / SCALABILITY SOFTWARE 5 6 7 READINESS • Velarray product line is automotive • Multi-sourced supply chain and • >20% of 2024E revenue grade outsourced production forecast from software • Mature and proven technologies in • Design-for-manufacturing • Forecasted software revenue production today process and know-how based on direct feedback • Optimal combination of price and developed over a decade of from OEMs using Velarray performance manufacturing experience hardware • Range of products applicable to • Very low cost silicon receivers diversified end-markets and and 905nm laser performance requirements V E L O D Y N E L I D A R . C O M | 1 5

REPRESENTATIVE CUSTOMERS Automotive OEMs and Non-Automotive AUTOMOTIVE | MOVING PEOPLE Auto System Integrator Last Mile Delivery Tier 1 Suppliers Markets V E L O D Y N E L I D A R . C O M | 1 6

FINANCIAL SUMMARY V E L O D Y N E L I D A R . C O M | 1 7

FINANCIAL HIGHLIGHTS: THIRD QUARTER 2021 4,400 sensors shipped; Shipped 62K sensors from inception $13.1M 4,400 +1 Revenue 1 Profile Revenue Sensors Contracts Enabling new applications Shipped 35 active multi-year 1 agreements vs. 26 at the Improving end of 2020 (32.1%) $37.6M $325M Profitability and Non-GAAP Non-GAAP Cash on 2 Strong Gross Margin Operating Balance Improving margins with 2 Liquidity Loss Sheet transition to new overseas manufacturing 1 As of November 1, 2021 2 Represents calculations based on Non-GAAP metrics. See appendix for reconciliation of GAAP to Non-GAAP measures V E L O D Y N E L I D A R . C O M | 1 8

TARGET BUSINESS MODEL Product (Sensor) Gross Margin Mid-to-High 40%s Gross Margin Mid-to-High 50%s R&D as Percentage of Revenue 20% Sales as Percentage of Revenue 10% G&A as a Percentage of Revenue 7% Adjusted EBITDA Margin 20+% Free Cash Flow 15% The target gross margin and EBITDA margin are on a non-GAAP basis. V E L O D Y N E L I D A R . C O M | 1 9

T H A N K Y O U V E L O D Y N E L I D A R . C O M | 2 0

STRONG & EXPERIENCED LEADERSHIP TEAM Dr. Ted Drew Tewksbury Hamer Chief Chief Executive Financial Officer Officer Matt Jim Barnhart Rekow Chief Chief Technology Operations Officer Officer Sinclair Sally Vass Frykman Chief Chief Marketing Commercial Officer Officer Kathy McBeath Chief People Officer V E L O D Y N E L I D A R . C O M | 2 1

APPENDIX | FINANCIAL V E L O D Y N E L I D A R . C O M | 2 2

GAAP TO NON-GAAP GROSS PROFIT RECONCILIATION GROSS PROFIT ($ in millions) Q3 2020 Q3 2021 GAAP Gross Profit $15.0 ($4.7) Stock-Based Compensation – $0.5 Non-GAAP Gross Profit $15.0 ($4.2) Margin % 46.6% (31.8%) V E L O D Y N E L I D A R . C O M | 2 3

GAAP TO NON-GAAP OPERATING LOSS RECONCILIATION OPERATING LOSS ($ in millions) Q3 2020 Q3 2021 GAAP Operating Loss ($2.7) ($54.8) Stock-Based Compensation $0.1 $16.8 Write-off of deferred IPO costs $3.5 – Gain from sale of held–for-sale assets ($7.5) – Amortization of Acquisition-Related $0.1 $0.1 Intangible Assets Legal Settlement – $0.3 Non-GAAP Operating Loss ($6.5) ($37.6) V E L O D Y N E L I D A R . C O M | 2 4

GAAP TO NON-GAAP OPERATING EXPENSE RECONCILIATION RESEARCH & DEVELOPMENT ($ in millions) Q3 2020 Q3 2021 GAAP Research & Development $10.5 $20.2 Operating Expense Stock-Based Compensation – ($2.8) Amortization of Acquisition-Related ($0.1) ($0.1) Intangible Assets Non-GAAP Research & Development $10.4 $17.3 Operating Expense V E L O D Y N E L I D A R . C O M | 2 5

GAAP TO NON-GAAP OPERATING EXPENSE RECONCILIATION SALES & MARKETING ($ in millions) Q3 2020 Q3 2021 GAAP Sales and Marketing Operating $4.1 $6.5 Expense Stock-Based Compensation – ($1.2) Non-GAAP Sales and Marketing $4.1 $5.3 Operating Expense V E L O D Y N E L I D A R . C O M | 2 6

GAAP TO NON-GAAP OPERATING EXPENSE RECONCILIATION GENERAL & ADMINISTRATIVE ($ in millions) Q3 2020 Q3 2021 GAAP General & Administrative Operating $10.6 $23.3 Expense ($3.5) Write-off of deferred IPO costs – Legal Settlement – ($0.3) Stock-Based Compensation ($0.1) ($12.2) Non-GAAP General & Administrative $7.0 $10.8 Operating Expense V E L O D Y N E L I D A R . C O M | 2 7

APPENDIX | TECHNOLOGY V E L O D Y N E L I D A R . C O M | 2 8

LIDAR TECHNOLOGY READINESS R&D Automotive Productization Now Coherent Lidar (FMCW) Optical Low Phased Potential Flash Arrays Commoditized Lidar 1 SCALABILITY ____________________ V E L O D Y N E L I D A R . C O M | 2 9 (1) Scalability represents our interpretation of the industry based on our many years of experience designing lidar and based on publicly available information. PERFORMANCE = RANGE X RESOLUTION X FIELD OF VIEW

VELODYNE LIDAR APPLICATIONS Architecture Drones/ Smart ADAS AV Delivery Industrial Mapping Robotics Security Trucking Innovations UAV City Surround View X X X HDL Surround View Pucks, Ultra X X X X X X X X X Puck, Alpha Prime Solid State X X X X X X X X Velarrays Solid State X X X X X X 2005 - 2016 Velabit V E L O D Y N E L I D A R . C O M | 3 0

VELODYNE DELIVERS SUPERIOR COMBINATION OF REQUIREMENTS FOR AV/ADAS Power Efficiency VLDR VELARRAY H3200 • These requirements Cost for combined are needed to Overall Resolution Performance effectively meet the needs of AV/ADAS customers AEVA AERIES • To achieve scalability for LUMINAR the automotive market, IRIS VLDR global partnerships and ALPHA PRIME miniaturized processes are INNOVIZ necessary, which Velodyne Manufacturing TWO Field of View Scalability delivers Detection Range Sources: Publicly available investor presentations as of May 2021, S-1 filings, data sheets, BusinessWire and Venture Beat. V E L O D Y N E L I D A R . C O M | 3 1

VELODYNE OUTPERFORMS COMPETITORS FOR ROBOTICS & LAST MILE DELIVERY WITH COMBINED KEY SPECIFICATIONS Power Efficiency VLDR VELABIT Cost for • Meets the needs of robotics Overall Resolution Performance & last-mile delivery customers with combined OUSTER VLDR OS1 128 critical specifications VELARRAY VLDR M1600 ULTRA PUCK • Velodyne is already in scaled production of select OUSTER OS0 32 sensors to meet mass Manufacturing manufacturing demands Field of View Scalability Detection Range Sources: Publicly available investor presentations as of May 2021, S-1 filings, data sheets, BusinessWire and Venture Beat. V E L O D Y N E L I D A R . C O M | 3 2

TRADITIONAL VISION SOLUTIONS ALONE HAVE SEVERE LIMITATIONS Camera Shortcomings Lack of precision at range Poor object detection and recognition at range, dangerous optical illusions Localization: lack of mapping High-Resolution Radar Field of view: multiple sensors required Poor performance at night, dawn and dusk Poor performance in direct sunlight V E L O D Y N E L I D A R . C O M | 3 3

VELODYNE IS THE AT-SCALE MARKET LEADER (1) We Have the Broadest Product Portfolio with Superior Software-Driven Performance Performance (Range x Resolution x Field of View) Velarray Velarray Alpha 64 Velabit Puck Ultra Puck Alpha Prime H1600 M1600 Pandar40M Pandar40P Pandar64 OS0 OS1 OS2 InnovizPro InnovizOne Scala B3 Long-Range Short-to-Mid Range Solid State Surround View Surround View Directional ____________________ Source: Public company websites and product datasheets. (1) Long-Range defined as 200m and above and Short-to-Mid Range defined as less than 200m. Chart reflects sensors for which stats are disclosed on company websites and product datasheets. V E L O D Y N E L I D A R . C O M | 3 4

LIDAR WAVELENGTHS COMPARISON V E L O D Y N E L I D A R . C O M | 3 5

PEDESTRIAN AUTOMATIC EMERGENCY BRAKING (PAEB) Velodyne has developed lidar-centric PAEB, a critical ADAS function, for improving road safety and protecting vulnerable road users such as pedestrians and cyclists. Using Velodyne’s lidar sensors, our PAEB solution can operate in both daytime and nighttime, urban and freeway, and inclement weather scenarios. V E L O D Y N E L I D A R . C O M | 3 6

LIDAR-BASED PAEB RESULTS Lidar-based PAEB succeeded 100% of the time in multiple scenarios with different target sizes and orientations Results for Lidar Based PAEB System Crossing child Crossing adult Crossing adult @ 50% Crossing adult Crossing child Fallen adult @ Test # @ 25%, adult @ @ driver-side overlap @ 25% overlap @ 50% overlap 50% overlap 75% 10 feet child corner 1 Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped 2 Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped 3 Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped 4 Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped 5 Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped Vehicle Stopped V E L O D Y N E L I D A R . C O M | 3 7

CAMERA & RADAR-BASED PAEB RESULTS Camera+Radar Based PAEB System Failed Frequently in the Dark Results for Camera+Radar Based PAEB System Crossing child Crossing adult Crossing adult @ 50% Crossing adult Crossing child Fallen adult @ Test # @ 25%, adult @ @ driver-side overlap @ 25% overlap @ 50% overlap 50% overlap 75% 10 feet child corner 1 Vehicle Stopped Vehicle Stopped Vehicle Stopped Collision Collision Collision 2 Vehicle Stopped Vehicle Stopped Collision Vehicle Stopped Collision Collision 3 Vehicle Stopped Collision Vehicle Stopped Collision Collision Collision 4 Collision Vehicle Stopped Collision Collision N/A N/A 5 Vehicle Stopped Vehicle Stopped Vehicle Stopped N/A N/A N/A V E L O D Y N E L I D A R . C O M | 3 8

TM VELLA PAEB DAYTIME https://youtu.be/N_QmPJhhmEo V E L O D Y N E L I D A R . C O M | 3 9

TM VELLA PAEB NIGHTTIME https://youtu.be/18O0PT1zMGU V E L O D Y N E L I D A R . C O M | 4 0

VELLA SYSTEM ON A CHIP (SoC) Vella is Our Core Perception Technology That Enables Many Use Cases V E L O D Y N E L I D A R . C O M | 4 1

INTELLIGENT INFRASTRUCTURE SOLUTION We are transforming infrastructure to make communities smarter and safer today Intelligent Infrastructure Solution (IIS) combines Velodyne’s award-winning lidar sensors and Bluecity’s powerful artificial intelligence (AI) software to monitor traffic networks and public spaces, generating real-time data analytics and predictions to improve traffic and crowd flow efficiency, advance sustainability and protect vulnerable road users. IIS is sold as a bundle comprised of sensors compute and subscription software, with ongoing access to system analytics. Privacy Protected Reliable Collect data in any lighting or weather Lidar-based system cannot identify facial features, conditions – 24/7, 360 days a year. eliminating privacy concerns and preserving trust. Multi modal Advanced Safety Analytics Detects all road users, including vehicles, Predict, diagnose, and address road safety pedestrians and bicyclists. challenges. Cloud-based Traffic Analytics Cost Effective & Easy to Install Powered by LTE/5G, Explorer delivers real-time A single sensor needed for most intersections, mounted access to your data. on a traffic pole, with no need for underground wire. V E L O D Y N E L I D A R . C O M | 4 2

INTELLIGENT INFRASTRUCTURE SOLUTION https://youtu.be/n6OmiMzpdjo V E L O D Y N E L I D A R . C O M | 4 3